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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): October 28, 2004


                     J.P. Morgan Acceptance Corporation I
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            (Exact name of registrant as specified in its charter)

          Delaware                      333-109775                13-3475488
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

       270 Park Avenue, New York, New York                   10017
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   (Address of Principal Executive Offices)                (Zip Code)


                                (212) 834-3861
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             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Section 8     Other Events
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Item 8.01.    Other Events
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         In connection with the offering of the J.P. Morgan Mortgage Trust
2004-A5, Mortgage Pass-Through Certificates, Series 2004-A5 (the "Underwritten Certificates"), the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain materials attached hereto as Exhibit 99.1 that may constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 24, 2004 and the prospectus supplement dated October 25, 2004, of J.P. Morgan Acceptance Corporation I, relating to its Mortgage Pass-Through Certificates, Series 2004-A5.




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Section 9     Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Exhibits.
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Exhibit No.       Description

99.1              Computational Materials and/or ABS Term Sheets.




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   October 29, 2004


                                         J.P. MORGAN
                                         ACCEPTANCE CORPORATION I


                                         By:  /s/ Brian Simons
                                           -------------------------------------
                                             Name:   Brian Simons
                                             Title:  Authorized Signatory




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                                 Exhibit Index
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Exhibit No.                                                            Page No.
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99.1              Computational Materials and/or ABS Term Sheets           6





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